UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2010



   [LOGO OF USAA]
       USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

 ===============================================

       ANNUAL REPORT
       USAA SHORT-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2010

 ===============================================

================================================================================

================================================================================

FUND OBJECTIVE

HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities; the Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               8

INVESTMENT OVERVIEW                                                           10

FINANCIAL INFORMATION

   Distributions to Shareholders                                              19

   Report of Independent Registered Public Accounting Firm                    20

   Portfolio of Investments                                                   21

   Notes to Portfolio of Investments                                          43

   Financial Statements                                                       47

   Notes to Financial Statements                                              50

EXPENSE EXAMPLE                                                               65

ADVISORY AGREEMENT                                                            67

TRUSTEES' AND OFFICERS' INFORMATION                                           72

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

--------------------------------------------------------------------------------

AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S. economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface. As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on European banks suggested they were in better shape than many had feared. Congress passed financial regulatory legislation,

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected. Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds. Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate-term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

================================================================================

                                                        PRESIDENT'S MESSAGE |  3

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF MATTHEW FREUND]                          [PHOTO OF JULIANNE BASS]
   MATTHEW FREUND, CFA                                JULIANNE BASS, CFA
   USAA Investment                                    USAA Investment
   Management Company                                 Management Company

--------------------------------------------------------------------------------

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND SHARES) PERFORM DURING THE ONE-YEAR PERIOD?

   The Fund Shares provided a total return of 7.52% for the year ended July 31, 2010, putting your Fund in the top 25% of its peer group (the Lipper Short Investment Grade Debt Funds Average returned 6.00%). For the period ending July 31, 2010, the Fund ranked 61 out of 248 funds for the one-year period; 6 out of 172 for the five-year period; and 44 out of 94 for the 10-year period. This compares to one-year fiscal period returns of 3.71% for the Barclays Capital 1-3 Year Government/Credit Index and 7.39% for the Lipper Short Investment Grade Bond Funds Index. At the same time, the Fund Shares provided a one-year dividend yield of 3.68%, compared to 2.53% for the average Lipper Short Investment Grade Debt Fund.

o  WHAT WERE THE RELEVANT MARKET CONDITIONS?

   While the period was marked by dramatic shifts in market sentiment, fixed income securities performed well. At first, investors continued to assume more risk, seeking out higher yielding assets and moving out of low-yielding U.S. Treasury securities and money market funds.

   However, investor sentiment turned negative in May. Rattled by the debt crisis in Europe and weaker-than-expected economic news, the

   Refer to pages 13 and 14 for benchmark definitions.

   Past performance is no guarantee of future results.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

                  o U.S. TREASURY HISTORICAL YIELD CURVE  o

               [CHART OF U.S. TREASURY HISTORICAL YIELD CURVE]

<CAPTION
                           7/31/09                 7/30/10               CHANGE
                          --------                --------             ---------
3 MONTH                     0.175%                  0.140%              -0.0355%
6 MONTH                     0.249                   0.191               -0.0579
 1 YEAR                     0.468                   0.272               -0.1957
 2 YEAR                     1.111                   0.546               -0.5652
 3 YEAR                     1.587                   0.823               -0.7643
 5 YEAR                     2.514                   1.596               -0.9180
 7 YEAR                     3.142                   2.302               -0.8401
10 YEAR                     3.480                   2.905               -0.5743
30 YEAR                     4.298                   3.988               -0.3102

                                    [END CHART]

       Source: Bloomberg L.P.

   Past performance is no guarantee of future results and is not an indication of performance of any USAA product.

   markets fell back. Investors were also concerned about regulatory changes pending in Washington, the winding down of U.S. government stimulus spending, slowing growth in China and its potential impact on the world economy, and BP's oil spill in the Gulf of Mexico.

   In June, investors' risk appetite improved and the bond market rebounded as glimmers of hope appeared for a sustained economic recovery. The Fund did not participate fully in the broad market activity.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   The Federal Reserve (the Fed) kept overnight interest rates anchored in a range of 0% to 0.25%, pledging to keep them low for an "extended period" to stimulate the economy and help lower unemployment. The short end of the yield curve flattened as government actions pulled yields to extraordinary low levels. Given the extremely low interest rates, many short-term investors slightly extended their investment time horizons.

o  WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

   We focused the Fund's investments in sectors with attractive returns and reasonable margins of safety. This strategy enhanced your Fund's yield during the fiscal year, giving it a yield advantage over its peers.

   The portfolio benefited from investments in AAA-rated short-term securities, including commercial mortgage-backed securities (CMBS). We also found attractive yields in select municipal bonds. Our experienced team of credit analysts helped us identify these opportunities, continuing as always to analyze and monitor every bond in your Fund.

   To minimize the Fund's exposure to potential surprises, we continued to limit the positions we took in any one issuer. We remain committed to long-term income generation through a high-quality portfolio diversified among multiple asset classes and across a large number of issuers.

o  WHAT IS THE OUTLOOK?

   U.S. economic growth has slowed but we expect the recovery to continue at a more gradual pace. In our opinion, a double dip recession is unlikely. Nevertheless, we believe the unemployment rate will remain elevated for some time, constraining consumer spending. Concerns about inflationary pressures have given way to

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

   fears of deflation. As a result, we believe the Fed will hold down short-term rates until sometime in 2011.

   The bond market has generated strong returns in recent years, but shareholders should not expect results of the same magnitude going forward. We believe fixed income has returned to its traditional role as an income-accumulation investment. Accordingly, the majority of your return will probably come from the income provided by the Fund. While we will continue to look for attractive opportunities, we expect yields to remain under pressure until the end of these extraordinary market conditions.

   In the months ahead, your portfolio management team will continue providing you with a high-quality, well-diversified bond fund that has an acceptable level of risk. Thank you for your continued faith and trust in us.

   Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

   As interest rates rise, existing bond prices fall. o Diversification does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

FUND RECOGNITION

USAA SHORT-TERM BOND FUND SHARES

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)
                        out of 385 short-term bond funds
                       for the period ended July 31, 2010:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                    * * * *
                                out of 385 funds

                                     5-YEAR
                                    * * * *
                                out of 325 funds

                                    10-YEAR
                                     * * *
                                  out of 180

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                            LIPPER LEADERS (OVERALL)

                             [5]               [5]
                         TOTAL RETURN      PRESERVATION

The Short-Term Bond Fund Shares are listed as a Lipper Leader for Total Return among 222 funds within the Lipper Short Investment Grade Debt Funds category for the three-year period ending July 31, 2010, and received a Lipper Leader rating among 172 funds for the five-year period. The Fund Shares also received a Lipper Leader for Preservation among 4,179 fixed-income funds for the three-year period ended July 31, 2010, and a Lipper Leader rating for Preservation among 3,608 and 2,480 fixed-income funds for the five- and 10-year periods, respectively. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of July 31, 2010. Lipper ratings for Preservation reflect funds' expense minimization relative to peers with similar load structures as of July 31, 2010.

--------------------------------------------------------------------------------

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Preservation metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2010, Reuters, All Rights Reserved.

================================================================================

                                                           FUND RECOGNITION |  9

================================================================================

INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (Symbol: USSBX)

--------------------------------------------------------------------------------
                                               7/31/10              7/31/09
--------------------------------------------------------------------------------
Net Assets                                 $1,767.2 Million      $902.5 Million
Net Asset Value Per Share                       $9.21                $8.89
Dollar-Weighted Average
Portfolio Maturity(+)                         2.2 Years             2.4 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
--------------------------------------------------------------------------------
      1 Year                       5 Years                          10 Years
      7.52%                         5.28%                            4.10%


--------------------------------------------------------------------------------
    30-DAY SEC YIELD*                                       TOTAL ANNUAL
     AS OF 7/31/10                                      OPERATING EXPENSES**
--------------------------------------------------------------------------------
         2.74%                                                 0.72%

*Calculated as prescribed by the Securities and Exchange Commission.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2009, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED JULY 31, 2010

--------------------------------------------------------------------------------
             TOTAL RETURN      =    DIVIDEND RETURN         +      PRICE CHANGE
--------------------------------------------------------------------------------
10 Years         4.10%         =         4.62%              +         (0.52)%
5 Years          5.28%         =         4.52%              +          0.76%
1 Year           7.52%         =         3.92%              +          3.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2001 -- JULY 31, 2010

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

-----------------------------------------------------------------------------------
                  TOTAL RETURN     DIVIDEND RETURN         CHANGE IN SHARE PRICE
-----------------------------------------------------------------------------------
7/31/2001            9.61%              7.03%                       2.58%
7/31/2002           -4.29%              5.36%                      -9.65%
7/31/2003            5.14%              4.47%                       0.67%
7/31/2004            2.51%              3.28%                      -0.77%
7/31/2005            2.19%              3.41%                      -1.22%
7/31/2006            3.36%              4.15%                      -0.79%
7/31/2007            5.06%              4.49%                       0.57%
7/31/2008            4.26%              4.71%                      -0.45%
7/31/2009            6.10%              5.19%                       0.91%
7/31/2010            7.52%              3.92%                       3.60%

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                      INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BARCLAYS CAPITAL         USAA SHORT-TERM         LIPPER SHORT
               1-3 YR GOVERNMENT/CREDIT        BOND FUND        INVESTMENT GRADE BOND
                       INDEX                    SHARES              FUNDS INDEX
 7/31/2000            $10,000.00               $10,000.00           $10,000.00
 8/31/2000             10,079.24                 9,963.99            10,072.69
 9/30/2000             10,162.29                10,059.75            10,158.25
10/31/2000             10,207.76                10,046.84            10,188.40
11/30/2000             10,302.79                10,144.51            10,280.82
12/31/2000             10,427.09                10,260.93            10,390.12
 1/31/2001             10,574.81                10,417.31            10,538.08
 2/28/2001             10,650.10                10,496.23            10,611.56
 3/31/2001             10,736.55                10,595.24            10,688.10
 4/30/2001             10,770.59                10,644.56            10,713.69
 5/31/2001             10,836.89                10,713.14            10,779.92
 6/30/2001             10,878.42                10,771.10            10,824.48
 7/31/2001             11,015.25                10,960.99            10,957.60
 8/31/2001             11,089.99                11,029.95            11,028.61
 9/30/2001             11,255.00                11,126.78            11,133.70
10/31/2001             11,367.46                11,130.41            11,217.98
11/30/2001             11,336.83                10,844.87            11,162.56
12/31/2001             11,342.41                10,781.04            11,151.42
 1/31/2002             11,374.81                10,795.28            11,183.74
 2/28/2002             11,424.23                10,752.01            11,216.72
 3/31/2002             11,349.90                10,782.80            11,165.94
 4/30/2002             11,476.65                10,808.43            11,254.74
 5/31/2002             11,536.96                10,845.71            11,317.58
 6/30/2002             11,629.27                10,750.64            11,330.30
 7/31/2002             11,745.00                10,490.56            11,364.28
 8/31/2002             11,808.44                10,634.58            11,435.48
 9/30/2002             11,910.69                10,730.13            11,509.88
10/31/2002             11,925.80                10,613.59            11,516.93
11/30/2002             11,925.25                10,602.72            11,521.67
12/31/2002             12,054.59                10,767.94            11,636.50
 1/31/2003             12,069.43                10,804.86            11,654.80
 2/28/2003             12,136.14                10,876.18            11,724.94
 3/31/2003             12,161.88                10,897.73            11,742.86
 4/30/2003             12,208.85                10,995.24            11,793.58
 5/31/2003             12,278.01                11,130.91            11,861.04
 6/30/2003             12,304.97                11,153.06            11,882.92
 7/31/2003             12,224.91                11,030.11            11,778.19
 8/31/2003             12,229.95                11,038.82            11,789.31
 9/30/2003             12,364.87                11,191.80            11,912.11
10/31/2003             12,314.77                11,164.84            11,881.94
11/30/2003             12,315.72                11,169.90            11,884.49
12/31/2003             12,393.87                11,225.76            11,944.50
 1/31/2004             12,427.63                11,266.18            11,983.08
 2/29/2004             12,497.34                11,332.43            12,038.30
 3/31/2004             12,541.59                11,374.47            12,079.22
 4/30/2004             12,412.93                11,269.94            11,971.30
 5/31/2004             12,395.64                11,259.89            11,947.86
 6/30/2004             12,399.32                11,263.53            11,956.22
 7/31/2004             12,451.87                11,308.10            12,004.60
 8/31/2004             12,549.35                11,374.70            12,090.01
 9/30/2004             12,542.41                11,394.60            12,093.19
10/31/2004             12,585.97                11,423.26            12,133.14
11/30/2004             12,524.71                11,402.37            12,099.34
12/31/2004             12,555.07                11,437.17            12,136.45
 1/31/2005             12,553.03                11,440.49            12,138.19
 2/28/2005             12,529.47                11,435.28            12,126.60
 3/31/2005             12,519.81                11,441.42            12,109.94
 4/30/2005             12,592.64                11,491.81            12,173.21
 5/31/2005             12,646.97                11,536.39            12,221.49
 6/30/2005             12,675.29                11,558.95            12,257.61
 7/31/2005             12,641.38                11,555.20            12,229.59
 8/31/2005             12,723.48                11,615.24            12,304.41
 9/30/2005             12,691.62                11,626.83            12,278.82
10/31/2005             12,686.45                11,635.25            12,269.59
11/30/2005             12,727.84                11,660.62            12,305.49
12/31/2005             12,777.67                11,699.49            12,349.95
 1/31/2006             12,802.31                11,731.14            12,382.41
 2/28/2006             12,817.42                11,756.76            12,409.36
 3/31/2006             12,832.94                11,774.79            12,419.07
 4/30/2006             12,876.24                11,815.16            12,458.14
 5/31/2006             12,894.07                11,830.97            12,477.61
 6/30/2006             12,919.26                11,863.05            12,496.90
 7/31/2006             13,019.06                11,957.45            12,590.64
 8/31/2006             13,116.27                12,041.28            12,682.29
 9/30/2006             13,186.38                12,114.82            12,751.34
10/31/2006             13,241.93                12,170.74            12,808.72
11/30/2006             13,314.50                12,259.05            12,884.28
12/31/2006             13,320.89                12,250.13            12,893.15
 1/31/2007             13,351.66                12,280.12            12,926.23
 2/28/2007             13,460.17                12,408.05            13,032.52
 3/31/2007             13,512.59                12,440.30            13,079.36
 4/30/2007             13,562.28                12,487.26            13,130.34
 5/31/2007             13,551.80                12,464.63            13,112.96
 6/30/2007             13,608.84                12,500.89            13,148.25
 7/31/2007             13,715.18                12,562.83            13,227.09
 8/31/2007             13,826.95                12,630.83            13,243.28
 9/30/2007             13,929.20                12,718.21            13,354.93
10/31/2007             13,992.23                12,768.33            13,385.44
11/30/2007             14,190.06                12,923.67            13,507.72
12/31/2007             14,231.31                12,957.22            13,511.71
 1/31/2008             14,479.10                13,051.43            13,678.41
 2/29/2008             14,608.44                13,046.09            13,702.55
 3/31/2008             14,619.33                13,030.68            13,532.33
 4/30/2008             14,535.60                13,021.52            13,531.65
 5/31/2008             14,499.52                13,087.32            13,522.50
 6/30/2008             14,526.07                13,091.24            13,496.42
 7/31/2008             14,567.73                13,097.87            13,410.74
 8/31/2008             14,635.67                13,121.08            13,457.50
 9/30/2008             14,548.67                12,993.02            13,161.64
10/31/2008             14,579.84                12,657.98            12,906.11
11/30/2008             14,754.38                12,598.63            12,699.63
12/31/2008             14,939.00                12,625.02            12,888.78
 1/31/2009             14,979.30                12,741.66            13,017.00
 2/28/2009             14,953.43                12,813.75            13,049.86
 3/31/2009             15,023.96                12,988.98            13,039.14
 4/30/2009             15,109.05                13,184.89            13,204.43
 5/31/2009             15,212.38                13,502.28            13,432.82
 6/30/2009             15,238.25                13,653.71            13,535.90
 7/31/2009             15,310.68                13,901.44            13,713.79
 8/31/2009             15,392.10                14,064.50            13,875.93
 9/30/2009             15,451.05                14,213.93            13,998.19
10/31/2009             15,500.34                14,323.40            14,153.75
11/30/2009             15,600.54                14,442.33            14,189.64
12/31/2009             15,510.41                14,398.79            14,211.14
 1/31/2010             15,629.67                14,568.26            14,354.76
 2/28/2010             15,665.21                14,613.28            14,389.23
 3/31/2010             15,648.19                14,639.31            14,434.04
 4/30/2010             15,695.30                14,732.20            14,552.73
 5/31/2010             15,734.10                14,752.81            14,530.13
 6/30/2010             15,812.79                14,839.21            14,615.11
 7/31/2010             15,878.14                14,944.50            14,726.62

                                  [END CHART]

                       Data from 7/31/00 through 7/31/10.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

12  |  USAA SHORT-TERM BOND FUND

================================================================================

The graph on page 12 illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Capital 1-3 Year Government/Credit Index, formerly known as the Lehman Brothers 1-3 Year Government/Credit Index, is made up of government, agency, corporate, and noncorporate bonds with maturities longer than one year and shorter than three years.

o The unmanaged Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                      INVESTMENT OVERVIEW |  13

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA SHORT-TERM          LIPPER SHORT INVESTMENT
                      BOND FUND            GRADE DEBT FUNDS AVERAGE
7/31/2001               6.51%                       5.78%
7/31/2002               6.14                        4.43
7/31/2003               4.37                        3.36
7/31/2004               3.29                        2.53
7/31/2005               3.43                        2.80
7/31/2006               4.11                        3.68
7/31/2007               4.50                        4.38
7/31/2008               4.68                        4.48
7/31/2009               4.84                        3.88
7/31/2010               3.68                        2.53

                                [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/01 to 7/31/10.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14 | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                              7/31/10               7/31/09
--------------------------------------------------------------------------------
Net Assets                                 $70.5 Million         $26.2 Million
Net Asset Value Per Share                      $9.21                 $8.89


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/10
--------------------------------------------------------------------------------
       1 Year                                          Since Inception 8/01/08
       7.78%                                                   -6.35%

--------------------------------------------------------------------------------
                       TOTAL ANNUAL OPERATING EXPENSES**
--------------------------------------------------------------------------------
                                    0.39%


*The USAA Short-Term Bond Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND INSTITUTIONAL SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND INSTITUTIONAL SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.41% OF THE FUND'S INSTITUTIONAL SHARES AVERAGE DAILY NET ASSETS. IF THE FUND INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 0.41%, THE FUND INSTITUTIONAL SHARES' WILL OPERATE AT THE LOWER EXPENSE RATIO. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW | 15

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA SHORT-TERM          LIPPER SHORT          BARCLAYS CAPITAL
                        BOND FUND           INVESTMENT GRADE            1-3 YEAR
                  INSTITUTIONAL SHARES      BOND FUNDS INDEX     GOVERNMENT/CREDIT INDEX
 7/31/2008             $10,000.00              $10,000.00              $10,000.00
 8/31/2008              10,016.15               10,034.87               10,046.64
 9/30/2008               9,920.78                9,814.26                9,986.92
10/31/2008               9,667.70                9,623.72               10,008.32
11/30/2008               9,624.67                9,469.75               10,128.13
12/31/2008               9,647.65                9,610.79               10,254.86
 1/31/2009               9,739.52                9,706.41               10,282.52
 2/28/2009               9,797.00                9,730.91               10,264.77
 3/31/2009               9,933.58                9,722.92               10,313.18
 4/30/2009              10,085.90                9,846.16               10,371.59
 5/31/2009              10,331.34               10,016.47               10,442.52
 6/30/2009              10,449.65               10,093.33               10,460.28
 7/31/2009              10,642.83               10,225.98               10,510.00
 8/31/2009              10,769.72               10,346.88               10,565.89
 9/30/2009              10,886.42               10,438.05               10,606.36
10/31/2009              10,972.54               10,554.05               10,640.19
11/30/2009              11,065.83               10,580.81               10,708.97
12/31/2009              11,033.88               10,596.84               10,647.10
 1/31/2010              11,165.85               10,703.93               10,728.97
 2/28/2010              11,202.39               10,729.64               10,753.37
 3/31/2010              11,224.49               10,763.05               10,741.68
 4/30/2010              11,297.84               10,851.55               10,774.02
 5/31/2010              11,315.70               10,834.70               10,800.66
 6/30/2010              11,384.53               10,898.07               10,854.67
 7/31/2010              11,468.19               10,981.22               10,899.53

                                     [END CHART]

                  Data from 7/31/08 through 7/31/10.*

                  See page 13 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the benchmarks.

*The performance of the Barclays Capital 1-3 Year Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

16 | USAA SHORT-TERM BOND FUND

================================================================================

                   o PORTFOLIO RATINGS MIX -- 7/31/2010 o

                      [CHART OF PORTFOLIO RATING MIX]

AAA                                                                        55.9%
AA                                                                          9.3%
A                                                                          14.8%
BBB                                                                        18.4%
UNRATED                                                                      .5%
BELOW INVESTMENT-GRADE                                                      1.1%

                                   [END CHART]


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Ratings, Fitch Ratings, Dominion Bond Rating Service Ltd., or A.M. Best Co., Inc., and includes any related credit enhancements. Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Investment Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-41.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                         o PORTFOLIO MIX -- 7/31/2010 o

                            [CHART OF PORTFOLIO MIX]

CORPORATE OBLIGATIONS                                                      29.8%
COMMERCIAL MORTGAGE SECURITIES                                             23.3%
ASSET-BACKED SECURITIES                                                    20.4%
U.S. GOVERNMENT AGENCY ISSUES                                              13.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                           6.8%
MUNICIPAL BONDS                                                             4.6%
MONEY MARKET FUNDS                                                          0.9%
VARIABLE-RATE DEMAND NOTES                                                  0.3%

                                   [END CHART]

    Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

18 | USAA SHORT-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

For the fiscal year ended July 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $50,494,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Short-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2010

================================================================================

20 | USAA SHORT-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (29.8%)

            CONSUMER DISCRETIONARY (1.8%)
            -----------------------------
            AUTOMOTIVE RETAIL (0.1%)
$   1,000   AutoZone, Inc.                                  5.88%        10/15/2012           $    1,080
                                                                                              ----------
            BROADCASTING (0.3%)
    1,000   Cox Communications, Inc.                        7.75         11/01/2010                1,016
    5,000   NBC Universal(a)                                3.65          4/30/2015                5,222
                                                                                              ----------
                                                                                                   6,238
                                                                                              ----------
            CABLE & SATELLITE (0.3%)
    5,157   Comcast Cable Communications, Inc.              6.75          1/30/2011                5,301
    1,000   Time Warner Cable, Inc.                         8.25          2/14/2014                1,193
                                                                                              ----------
                                                                                                   6,494
                                                                                              ----------
            DEPARTMENT STORES (0.3%)
    5,000   Macy's Retail Holdings, Inc.                    6.63          4/01/2011                5,144
                                                                                              ----------
            HOME IMPROVEMENT RETAIL (0.1%)
    2,000   Home Depot, Inc.                                5.20          3/01/2011                2,047
                                                                                              ----------
            HOUSEWARES & SPECIALTIES (0.3%)
    5,000   Fortune Brands, Inc.                            3.00          6/01/2012                5,068
                                                                                              ----------
            LEISURE PRODUCTS (0.2%)
    3,000   Mattel, Inc.                                    5.63          3/15/2013                3,233
                                                                                              ----------
            SPECIALTY STORES (0.2%)
    3,000   Staples, Inc.                                   7.75          4/01/2011                3,125
                                                                                              ----------
            Total Consumer Discretionary                                                          32,429
                                                                                              ----------
            CONSUMER STAPLES (1.7%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.2%)
    3,000   Cargill, Inc.(a)                                5.20          1/22/2013                3,236
                                                                                              ----------
            BREWERS (0.2%)
    2,000   Anheuser-Busch Companies, Inc.                  3.00         10/15/2012                2,068
    2,000   Anheuser-Busch Companies, Inc.(a)               7.20          1/15/2014                2,318
                                                                                              ----------
                                                                                                   4,386
                                                                                              ----------
            DRUG RETAIL (0.1%)
    2,000   Walgreen Co.                                    4.88          8/01/2013                2,209
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            PACKAGED FOODS & MEAT (0.7%)
$   2,000   ConAgra Foods, Inc.                             5.88%         4/15/2014           $     2,281
    3,000   Kraft Foods, Inc.                               2.63          5/08/2013                3,085
    1,000   Kraft Foods, Inc.                               5.25         10/01/2013                1,099
    1,000   Kraft Foods, Inc.                               6.75          2/19/2014                1,160
    5,000   Wrigley William Jr. Co.(a)                      2.45          6/28/2012                5,038
                                                                                              ----------
                                                                                                  12,663
                                                                                              ----------
            SOFT DRINKS (0.5%)
    1,000   Bottling Group, LLC                             6.95          3/15/2014                1,186
    2,000   Coca Cola Enterprises, Inc.                     3.75          3/01/2012                2,090
    1,000   Coca Cola Enterprises, Inc.                     7.38          3/03/2014                1,202
    3,000   Dr Pepper Snapple Group, Inc.                   1.70         12/21/2011                3,014
    2,000   PepsiAmericas, Inc.                             4.38          2/15/2014                2,183
                                                                                              ----------
                                                                                                   9,675
                                                                                              ----------
            Total Consumer Staples                                                                32,169
                                                                                              ----------
            ENERGY (4.0%)
            -------------
            INTEGRATED OIL & GAS (0.5%)
    4,000   Chevron Corp.                                   3.45          3/03/2012                4,167
    1,000   Hess Corp.                                      7.00          2/15/2014                1,161
    1,425   Louisiana Land and Exploration Co.              7.63          4/15/2013                1,612
    3,000   Marathon Oil Corp.                              6.50          2/15/2014                3,405
                                                                                              ----------
                                                                                                  10,345
                                                                                              ----------
            OIL & GAS DRILLING (0.3%)
    5,000   Noble Holding Intl Ltd.                         3.45          8/01/2015                5,150
                                                                                              ----------
            OIL & GAS EQUIPMENT & SERVICES (0.1%)
    1,000   Baker Hughes, Inc.                              6.50         11/15/2013                1,150
                                                                                              ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.6%)
    3,000   Apache Corp.                                    5.25          4/15/2013                3,263
    3,000   Apache Finance Canada Corp.                     4.38          5/15/2015                3,273
    2,000   Devon Energy Corp.                              5.63          1/15/2014                2,240
    1,000   XTO Energy, Inc.                                5.00          8/01/2010                1,000
    1,000   XTO Energy, Inc.                                4.63          6/15/2013                1,099
                                                                                              ----------
                                                                                                  10,875
                                                                                              ----------
            OIL & GAS REFINING & MARKETING (0.1%)
    2,000   Valero Energy Corp.                             6.88          4/15/2012                2,149
                                                                                              ----------
            OIL & GAS STORAGE & TRANSPORTATION (2.4%)
    1,000   DCP Midstream, LLC(a)                           9.70         12/01/2013                1,202
    1,000   Duke Energy Field Services, LLC                 7.88          8/16/2010                1,002
    1,000   El Paso Corp.                                  12.00         12/12/2013                1,200

================================================================================

22 |  USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   2,000   Enbridge Energy Partners, LP                    9.88%         3/01/2019           $    2,693
    1,000   Energy Transfer Partners, LP                    6.00          7/01/2013                1,085
    1,000   Energy Transfer Partners, LP                    9.70          3/15/2019                1,260
    3,000   Enterprise Products Operating, LP               4.60          8/01/2012                3,148
    1,105   Enterprise Products Operating, LP               6.13          2/01/2013                1,205
    1,000   Enterprise Products Operating, LP               5.90          4/15/2013                1,089
    2,000   Enterprise Products Operating, LP               3.70          6/01/2015                2,069
    1,973   Kern River Funding Corp.(a)                     6.68          7/31/2016                2,178
    2,000   Kinder Morgan Energy Partners, LP               6.75          3/15/2011                2,067
    2,000   Kinder Morgan, Inc.                             6.50          9/01/2012                2,115
    6,000   NGPL PipeCo, LLC(a)                             6.51         12/15/2012                6,291
    1,000   ONEOK Partners, LP                              5.90          4/01/2012                1,067
    5,000   Spectra Energy Capital, LLC                     5.90          9/15/2013                5,482
    2,000   Sunoco Logistics Partners Operations, LP        8.75          2/15/2014                2,338
    2,000   Valero Logistics                                6.88          7/15/2012                2,167
    5,000   Williams Companies, Inc.(a)                     6.38         10/01/2010                5,031
                                                                                              ----------
                                                                                                  44,689
                                                                                              ----------
            Total Energy                                                                          74,358
                                                                                              ----------
            FINANCIALS (9.5%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
    2,000   State Street Corp.                              2.15          4/30/2012                2,052
                                                                                              ----------
            CONSUMER FINANCE (1.0%)
    2,000   American Express Credit Corp.                   5.88          5/02/2013                2,204
    1,000   American Honda Finance Corp.(a)                 6.70         10/01/2013                1,143
    5,000   American Honda Finance Corp.(a)                 3.50          3/16/2015                5,147
   10,000   GMAC LLC                                        2.20         12/19/2012               10,328
                                                                                              ----------
                                                                                                  18,822
                                                                                              ----------
            DIVERSIFIED BANKS (0.4%)
    1,000   First Tennessee Bank, N.A.                      4.63          5/15/2013                  996
    2,255   Sovereign Bank                                  2.35(b)       4/01/2014                2,170
    5,000   Wells Fargo & Co.                               3.63          4/15/2015                5,187
                                                                                              ----------
                                                                                                   8,353
                                                                                              ----------
            LIFE & HEALTH INSURANCE (2.3%)
    1,000   Blue Cross Blue Shield, Inc.                    8.25         11/15/2011                1,064
    2,000   Jackson National Life Global Funding(a)         5.38          5/08/2013                2,155
    3,000   MetLife Global Funding I(a)                     0.93(b)       7/13/2011                2,997
    2,000   MetLife Global Funding I(a)                     5.75          7/25/2011                2,078
    5,000   MetLife Global Funding I(a)                     2.88          9/17/2012                5,129
    1,000   MetLife Global Funding I(a)                     5.13          4/10/2013                1,090
    1,000   MetLife Global Funding I(a)                     5.13          6/10/2014                1,098
    5,000   New York Life Global Funding(a)                 1.85         12/13/2013                5,036
    5,000   New York Life Global Funding(a)                 3.00          5/04/2015                5,151

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   3,000   Pricoa Global Funding I(a)                      5.45%         6/11/2014           $    3,293
    1,500   Principal Life Global Funding I                 6.25          2/15/2012                1,596
    4,000   Principal Life Income Fundings Trust            5.15          6/17/2011                4,146
    2,000   Principal Life Income Fundings Trust            5.15          9/30/2011                2,059
    2,000   Principal Life Income Fundings Trust            5.30         12/14/2012                2,156
    2,000   Prudential Financial, Inc.                      5.15          1/15/2013                2,125
                                                                                              ----------
                                                                                                  41,173
                                                                                              ----------
            MULTI-LINE INSURANCE (0.8%)
    2,000   AIG Sunamerica Global Financing(a)              6.30          5/10/2011                2,050
    1,000   Assurant, Inc.                                  5.63          2/15/2014                1,065
    3,000   Genworth Global Funding Trust                   5.20         10/08/2010                3,021
    2,000   Genworth Life Institutional Funding Trust(a)    5.88          5/03/2013                2,103
    2,000   Hartford Financial Services Group, Inc.         4.75          3/01/2014                2,066
    4,000   Hartford Life Global Funding Trust              0.63(b)       1/17/2012                3,919
                                                                                              ----------
                                                                                                  14,224
                                                                                              ----------
            MULTI-SECTOR HOLDINGS (0.1%)
    1,000   Leucadia National Corp.                         7.00          8/15/2013                1,040
                                                                                              ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
    2,000   Citigroup, Inc.                                 5.30         10/17/2012                2,106
    5,000   JP Morgan Chase & Co.                           1.16(b)       2/26/2013                5,010
                                                                                              ----------
                                                                                                   7,116
                                                                                              ----------
            PROPERTY & CASUALTY INSURANCE (0.5%)
    2,000   Allstate Life Global Funding Trust              5.38          4/30/2013                2,200
    5,000   Berkshire Hathaway Finance Corp.(c)             4.20         12/15/2010                5,069
    1,500   RLI Corp.                                       5.95          1/15/2014                1,577
                                                                                              ----------
                                                                                                   8,846
                                                                                              ----------
            REGIONAL BANKS (0.5%)
    2,000   BB&T Corp.                                      3.38          9/25/2013                2,081
    2,000   BB&T Corp.                                      3.95          4/29/2016                2,078
    2,000   Chittenden Corp.                                5.80          2/14/2017                2,000
    2,000   Cullen/Frost Bankers, Inc.                      5.75          2/15/2017                1,915
    2,000   Susquehanna Bancshares, Inc.                    2.16(b)       5/01/2014                1,538
                                                                                              ----------
                                                                                                   9,612
                                                                                              ----------
            REITs - DIVERSIFIED (0.3%)
    3,000   Liberty Property, LP                            7.25          3/15/2011                3,088
    3,000   WEA Finance, LLC(a)                             5.40         10/01/2012                3,186
                                                                                              ----------
                                                                                                   6,274
                                                                                              ----------
            REITs - INDUSTRIAL (0.2%)
    2,000   AMB Property, LP                                6.30          6/01/2013                2,171
    2,000   ProLogis                                        2.25          4/01/2037                1,923
                                                                                              ----------
                                                                                                   4,094
                                                                                              ----------

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            REITs - OFFICE (0.7%)
$   5,000   Boston Properties, LP                           6.25%         1/15/2013           $    5,479
    2,000   Duke Realty, LP                                 5.63          8/15/2011                2,045
    3,000   HRPT Properties Trust                           6.50          1/15/2013                3,168
    1,700   Mack-Cali Realty, LP                            7.75          2/15/2011                1,746
                                                                                              ----------
                                                                                                  12,438
                                                                                              ----------
            REITs - RESIDENTIAL (0.8%)
      878   AvalonBay Communities, Inc.                     6.63          9/15/2011                  921
    2,000   AvalonBay Communities, Inc.                     5.50          1/15/2012                2,093
    5,000   Camden Property Trust                           5.88         11/30/2012                5,370
    1,000   ERP Operating, LP                               6.63          3/15/2012                1,075
    2,000   ERP Operating, LP                               5.50         10/01/2012                2,138
    3,000   United Dominion Realty Trust                    5.25          1/15/2015                3,095
                                                                                              ----------
                                                                                                  14,692
                                                                                              ----------
            REITs - RETAIL (1.1%)
    2,000   Equity One, Inc.                                6.25         12/15/2014                2,129
    2,000   Federal Realty Investment Trust                 6.00          7/15/2012                2,149
    1,000   Kimco Realty Corp.                              6.00         11/30/2012                1,081
    2,000   Realty Income Corp.                             5.38          3/15/2013                2,124
    1,000   Regency Centers, LP                             6.75          1/15/2012                1,054
    2,615   Simon Property Group, LP                        7.75          1/20/2011                2,664
    2,000   Simon Property Group, LP                        5.60          9/01/2011                2,046
    3,000   Simon Property Group, LP                        5.30          5/30/2013                3,266
    3,000   Weingarten Realty Investors                     5.26          5/15/2012                3,113
                                                                                              ----------
                                                                                                  19,626
                                                                                              ----------
            REITs - SPECIALIZED (0.3%)
    1,000   Health Care Property Investors, Inc.            5.95          9/15/2011                1,039
    1,000   Health Care Property Investors, Inc.            5.63          2/28/2013                1,055
    2,950   Nationwide Health Properties, Inc.              6.90         10/01/2037                3,039
                                                                                              ----------
                                                                                                   5,133
                                                                                              ----------
            Total Financials                                                                     173,495
                                                                                              ----------
            GOVERNMENT (0.5%)
            -----------------
            U.S. GOVERNMENT (0.5%)(d)
    5,000   US Central Federal Credit Union                 1.25         10/19/2011                5,044
    5,000   US Central Federal Credit Union                 1.90         10/19/2012                5,123
                                                                                              ----------
            Total Government                                                                      10,167
                                                                                              ----------
            HEALTH CARE (1.5%)
            ------------------
            HEALTH CARE EQUIPMENT (0.1%)
    2,000   Covidien International Finance S.A.             5.45         10/15/2012                2,184
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            PHARMACEUTICALS (1.4%)
$   2,000   Abbott Laboratories                             5.15%        11/30/2012           $    2,202
    3,000   Eli Lilly & Co.                                 3.55          3/06/2012                3,127
    1,000   Merck & Co., Inc.                               1.88          6/30/2011                1,011
    5,000   Novartis Capital Corp.                          2.90          4/24/2015                5,201
    9,400   Pfizer, Inc.(c)                                 4.45          3/15/2012                9,941
    3,000   Roche Holdings, Inc.(a)                         4.50          3/01/2012                3,162
                                                                                              ----------
                                                                                                  24,644
                                                                                              ----------
            Total Health Care                                                                     26,828
                                                                                              ----------
            INDUSTRIALS (2.2%)
            ------------------
            AEROSPACE & DEFENSE (0.6%)
    1,965   BAE Systems Asset Trust(a)                      6.66          9/15/2013                2,122
    3,000   BAE Systems Holdings, Inc.                      6.40         12/15/2011                3,184
    2,000   General Dynamics Corp.                          1.80          7/15/2011                2,022
    2,500   L 3 Communications Corp.                        6.38         10/15/2015                2,575
                                                                                              ----------
                                                                                                   9,903
                                                                                              ----------
            AIR FREIGHT & LOGISTICS (0.3%)
    1,295   Federal Express Corp.                           7.50          1/15/2018                1,411
    2,000   FedEx Corp.                                     7.38          1/15/2014                2,341
    2,000   United Parcel Service                           3.88          4/01/2014                2,166
                                                                                              ----------
                                                                                                   5,918
                                                                                              ----------
            AIRLINES (0.1%)
       70   Airplanes Pass-Through Trust                    0.72(b)       3/15/2019                   69
    2,000   Southwest Airlines Co.                          6.50          3/01/2012                2,130
                                                                                              ----------
                                                                                                   2,199
                                                                                              ----------
            BUILDING PRODUCTS (0.1%)
    2,000   CRH America, Inc.                               5.63          9/30/2011                2,082
                                                                                              ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY
            TRUCKS(0.8%)
    1,000   Caterpillar Financial Services Corp.            4.85         12/07/2012                1,081
    3,250   Caterpillar Financial Services Corp.            4.90          8/15/2013                3,573
    3,000   John Deere Capital Corp.                        5.25         10/01/2012                3,252
    3,000   John Deere Capital Corp.                        1.88          6/17/2013                3,047
    3,000   Paccar, Inc.                                    6.88          2/15/2014                3,501
                                                                                              ----------
                                                                                                  14,454
                                                                                              ----------
            DIVERSIFIED SUPPORT SERVICES (0.1%)
    2,000   Brambles USA, Inc.(a)                           3.95          4/01/2015                2,049
                                                                                              ----------
            INDUSTRIAL CONGLOMERATES (0.1%)
    1,000   Tyco International Finance                      8.50          1/15/2019                1,309
                                                                                              ----------

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            RAILROADS (0.1%)
$   2,000   Union Pacific Corp.                             5.13%         2/15/2014           $    2,205
                                                                                              ----------
            Total Industrials                                                                     40,119
                                                                                              ----------
            INFORMATION TECHNOLOGY (0.7%)
            -----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    1,000   Computer Sciences Corp.                         5.50          3/15/2013                1,086
    4,520   Fiserv, Inc.                                    6.13         11/20/2012                4,957
                                                                                              ----------
                                                                                                   6,043
                                                                                              ----------
            ELECTRONIC COMPONENTS (0.1%)
    2,000   Amphenol Corp.                                  4.75         11/15/2014                2,135
                                                                                              ----------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
    2,000   Agilent Technologies, Inc.                      4.45          9/14/2012                2,108
                                                                                              ----------
            OFFICE ELECTRONICS (0.2%)
    2,996   Xerox Corp.                                     5.50          5/15/2012                3,190
                                                                                              ----------
            Total Information Technology                                                          13,476
                                                                                              ----------
            MATERIALS (1.0%)
            ----------------
            CONSTRUCTION MATERIALS (0.1%)
    1,290   Martin Marietta Materials, Inc.                 6.88          4/01/2011                1,328
                                                                                              ----------
            DIVERSIFIED CHEMICALS (0.3%)
    2,000   Chevron Phillips Chemical Co., LLC              7.00          3/15/2011                2,061
    2,000   Dow Chemical Co.                                4.85          8/15/2012                2,119
    1,000   E. I. du Pont de Nemours and Co.                5.00          1/15/2013                1,091
    1,000   E. I. du Pont de Nemours and Co.                5.00          7/15/2013                1,108
                                                                                              ----------
                                                                                                   6,379
                                                                                              ----------
            GOLD (0.1%)
    2,000   Barrick Gold Finance Co., LLC                   6.13          9/15/2013                2,259
                                                                                              ----------
            INDUSTRIAL GASES (0.3%)
    6,000   Praxair, Inc.                                   2.13          6/14/2013                6,148
                                                                                              ----------
            METAL & GLASS CONTAINERS (0.1%)
    1,000   Owens Brockway Glass Container, Inc.            6.75         12/01/2014                1,023
                                                                                              ----------
            STEEL (0.1%)
    1,000   Arcelormittal USA, Inc.                         6.50          4/15/2014                1,104
                                                                                              ----------
            Total Materials                                                                       18,241
                                                                                              ----------
            TELECOMMUNICATION SERVICES (1.5%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
    2,000   AT&T, Inc.                                      4.85          2/15/2014                2,213
    5,852   Bellsouth Corp.(c)                              6.00         10/15/2011                6,208

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   5,000   Qwest Communications International, Inc.        7.50%         2/15/2014           $    5,150
    4,880   Qwest Corp.                                     8.88          3/15/2012                5,301
    1,000   Verizon Communications, Inc.                    5.25          4/15/2013                1,106
                                                                                              ----------
                                                                                                  19,978
                                                                                              ----------
            WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    2,000   ALLTEL Corp.                                    7.00          7/01/2012                2,215
    5,000   Verizon Wireless Capital                        3.75          5/20/2011                5,124
    1,000   Verizon Wireless Capital                        7.38         11/15/2013                1,189
                                                                                              ----------
                                                                                                   8,528
                                                                                              ----------
            Total Telecommunication Services                                                      28,506
                                                                                              ----------
            UTILITIES (5.4%)
            ----------------
            ELECTRIC UTILITIES (3.7%)
    1,000   Appalachian Power Co.                           5.55          4/01/2011                1,029
    3,000   Appalachian Power Co.                           3.40          5/24/2015                3,120
      747   Aquila, Inc.                                    7.95          2/01/2011                  770
      923   Cedar Brakes II, LLC(a)                         9.88          9/01/2013                  968
    2,000   Cincinnati Gas & Electric Co.                   5.70          9/15/2012                2,164
    5,000   Columbus Southern Power                         0.94(b)       3/16/2012                5,005
    2,000   Commonwealth Edison Co.                         6.15          3/15/2012                2,157
    2,145   Detroit Edison Co.                              6.13         10/01/2010                2,164
    2,000   Duke Energy Ohio, Inc.                          2.10          6/15/2013                2,042
      167   Entergy Gulf States, Inc.                       5.70          6/01/2015                  167
    3,000   Entergy Louisiana Holdings, Inc.                5.83         11/01/2010                3,006
    4,000   Entergy Texas, Inc.                             3.60          6/01/2015                4,130
    2,000   FPL Group Capital, Inc.                         5.63          9/01/2011                2,095
    3,000   FPL Group Capital, Inc.                         0.77(b)      11/09/2012                3,016
    2,000   FPL Group Capital, Inc.                         2.55         11/15/2013                2,041
    5,000   Georgia Power Co.                               0.86(b)       3/15/2013                5,010
    2,000   ITC Holdings Corp.(a)                           5.25          7/15/2013                2,094
    4,825   Nevada Power Co.                                6.50          4/15/2012                5,225
    2,340   New York State Electric & Gas Corp.             5.50         11/15/2012                2,507
    1,000   Northeast Utilities                             5.65          6/01/2013                1,085
    2,000   Northern States Power Co.                       8.00          8/28/2012                2,287
      185   Oglethorpe Power Corp.                          6.97          6/30/2011                  186
    2,000   PacifiCorp                                      6.90         11/15/2011                2,146
    7,000   Southern Co.                                    0.92(b)      10/21/2011                7,028
    4,000   UtiliCorp Canada Finance Corp.                  7.75          6/15/2011                4,173
    2,000   West Penn Power Co.                             6.63          4/15/2012                2,155
                                                                                              ----------
                                                                                                  67,770
                                                                                              ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            GAS UTILITIES (0.4%)
$   2,000   AGL Capital Corp.                               7.13%         1/14/2011           $    2,053
    1,000   Consolidated Natural Gas Co.                    5.00          3/01/2014                1,093
    5,000   Florida Gas Transmission(a)                     4.00          7/15/2015                5,176
                                                                                              ----------
                                                                                                   8,322
                                                                                              ----------
            INDEPENDENT POWER PRODUCERS & ENERGY
            TRADERS (0.1%)
    1,000   Mirant Americas Generation, Inc.                8.30          5/01/2011                1,031
                                                                                              ----------
            MULTI-UTILITIES (1.2%)
    3,605   Black Hills Corp.                               6.50          5/15/2013                3,929
    2,000   CenterPoint Energy Houston Electric, LLC        5.70          3/15/2013                2,214
    2,000   CenterPoint Energy Houston Electric, LLC        7.00          3/01/2014                2,338
    1,000   CenterPoint Energy, Inc.                        7.25          9/01/2010                1,004
    1,900   CMS Energy Corp.                                6.30          2/01/2012                1,978
    1,000   Dominion Resources, Inc.                        8.88          1/15/2019                1,335
    1,000   Energy East Corp.                               6.75          6/15/2012                1,079
    2,000   Nisource Finance Corp.                          7.88         11/15/2010                2,035
    2,000   PSEG Power, LLC(a)                              2.50          4/15/2013                2,045
    1,000   Puget Sound Energy, Inc.                        6.75          1/15/2016                1,180
    2,252   TECO Finance, Inc.                              7.00          5/01/2012                2,445
                                                                                              ----------
                                                                                                  21,582
                                                                                              ----------
            Total Utilities                                                                       98,705
                                                                                              ----------
            Total Corporate Obligations (cost: $525,543)                                         548,493
                                                                                              ----------
            EURODOLLAR AND YANKEE OBLIGATIONS (6.8%)

            CONSUMER STAPLES (0.6%)
            -----------------------
            BREWERS (0.6%)
   10,000   Miller Brewing Co.(a)                           5.50          8/15/2013               10,991
                                                                                              ----------
            ENERGY (1.4%)
            -------------
            INTEGRATED OIL & GAS (1.3%)
    5,000   BP Capital Markets plc                          1.55          8/11/2011                4,907
    5,000   BP Capital Markets plc(c)                       3.13          3/10/2012                4,919
    2,000   Husky Energy, Inc.                              5.90          6/15/2014                2,248
      930   PEMEX Finance Ltd.                              9.03          2/15/2011                  943
    5,000   Shell International Finance                     1.88          3/25/2013                5,088
    5,000   Shell International Finance                     4.00          3/21/2014                5,368
                                                                                              ----------
                                                                                                  23,473
                                                                                              ----------
            OIL & GAS DRILLING (0.0%)
      222   Delek & Avner-Yam Tethys Ltd.(a)                1.44(b)       8/01/2013                  222
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            OIL & GAS EXPLORATION & PRODUCTION (0.1%)
$   2,000   Woodside Finance Ltd.(a)                        8.13%         3/01/2014           $    2,314
                                                                                              ----------
            Total Energy                                                                          26,009
                                                                                              ----------
            FINANCIALS (2.6%)
            -----------------
            DIVERSIFIED BANKS (2.2%)
    5,000   ANZ National International                      6.20          7/19/2013                5,570
    5,000   Bank of Montreal                                2.13          6/28/2013                5,116
    5,000   Bank of Montreal(a)                             2.85          6/09/2015                5,167
    2,000   Barclays Bank plc(a)                            7.38                  -(e)             1,920
    5,000   Canadian Imperial Bank(a)                       2.00          2/04/2013                5,097
    4,000   Canadian Imperial Bank(a)                       2.60          7/02/2015                4,061
    5,000   Commonwealth Bank Australia(a)                  0.64(b)      11/04/2011                5,001
    2,000   Den Norske Bank ASA(a)                          7.73                  -(e)             1,991
    2,000   Royal Bank of Canada                            2.63         12/15/2015                2,035
    2,000   Standard Chartered plc(a)                       3.85          4/27/2015                2,063
    3,000   Westpac Banking Corp.(f)                        2.10          8/02/2013                3,023
                                                                                              ----------
                                                                                                  41,044
                                                                                              ----------
            DIVERSIFIED CAPITAL MARKETS (0.1%)
    1,500   UBS Preferred Funding Trust II                  7.25                  -(e)             1,478
                                                                                              ----------
            INVESTMENT BANKING & BROKERAGE (0.1%)
    2,000   Credit Suisse Group, AG                         5.50          5/01/2014                2,204
                                                                                              ----------
            MULTI-LINE INSURANCE (0.2%)
    2,000   ING Capital Funding Trust III                   8.44                  -(e)             1,930
      584   ZFS Finance USA Trust IV(a)                     5.88          5/09/2032                  522
    2,000   ZFS Finance USA Trust I(a)                      6.15         12/15/2065                1,960
                                                                                              ----------
                                                                                                   4,412
                                                                                              ----------
            Total Financials                                                                      49,138
                                                                                              ----------
            GOVERNMENT (0.3%)
            -----------------
            FOREIGN GOVERNMENT (0.3%)
    5,000   Vestjysk Bank A/S (NBGA)(a)                     1.09(b)       6/17/2013                4,998
                                                                                              ----------
            HEALTH CARE (0.2%)
            ------------------
            HEALTH CARE EQUIPMENT (0.2%)
    3,000   Covidien International Finance SA               1.88          6/15/2013                3,037
                                                                                              ----------
            INDUSTRIALS (0.1%)
            ------------------
            INDUSTRIAL CONGLOMERATES (0.1%)
    2,000   Siemens Finance(a)                              5.50          2/16/2012                2,126
                                                                                              ----------

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            MATERIALS (0.8%)
            ----------------
            DIVERSIFIED CHEMICALS (0.2%)
$   3,000   Engelhard Corp.                                 4.25%         5/15/2013           $    3,135
                                                                                              ----------
            DIVERSIFIED METALS & MINING (0.4%)
    3,000   Glencore Funding, LLC(a)                        6.00          4/15/2014                3,033
    1,000   Teck Resources Ltd.                             9.75          5/15/2014                1,216
    3,030   Xstrata Finance Canada(a)                       5.50         11/16/2011                3,153
                                                                                              ----------
                                                                                                   7,402
                                                                                              ----------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    1,148   Agrium, Inc.                                    8.25          2/15/2011                1,193
                                                                                              ----------
            METAL & GLASS CONTAINERS (0.1%)
    2,000   Rexam plc(a)                                    6.75          6/01/2013                2,185
                                                                                              ----------
            Total Materials                                                                       13,915
                                                                                              ----------
            TELECOMMUNICATION SERVICES (0.8%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
    9,000   British Telecommunications plc(c)               9.38         12/15/2010                9,267
    5,000   Telecom Italia Capital                          5.25         11/15/2013                5,277
                                                                                              ----------
                                                                                                  14,544
                                                                                              ----------
            Total Telecommunication Services                                                      14,544
                                                                                              ----------
            Total Eurodollar and Yankee Obligations
              (cost: $122,939)                                                                   124,758
                                                                                              ----------
            ASSET-BACKED SECURITIES (20.4%)

            FINANCIALS (20.4%)
            ------------------
            ASSET-BACKED FINANCING (20.4%)
      125   Aerco Ltd.(a)                                   0.86(b)       7/15/2025                  117
    4,000   AESOP Funding II, LLC(a)                        0.56(b)       3/20/2012                3,960
    2,000   AESOP Funding II, LLC(a)                        9.31         10/20/2013                2,229
    4,000   AESOP Funding II, LLC                           5.68          2/20/2014                4,284
    5,000   AESOP Funding II, LLC                           4.64          5/20/2016                5,252
    2,000   American Express Credit Account Master Trust    0.62(b)      12/15/2013                1,994
    2,500   American Express Credit Account Master Trust(a) 0.61(b)       9/15/2014                2,480
    1,000   AmeriCredit Automobile Receivables Trust        2.21          1/15/2014                1,010
   10,000   AmeriCredit Automobile Receivables Trust        6.96         10/14/2014               10,732
    2,000   AmeriCredit Automobile Receivables Trust        3.72(b)      11/17/2014                2,044
    1,726   AmeriCredit Automobile Receivables Trust        2.90         12/15/2014                1,765
    3,078   Aviation Capital Group Trust (INS)(a)           1.04(b)       9/20/2033                2,387
    2,000   Banc of America Securities Auto Trust           5.51          2/19/2013                2,005
    7,000   Bank of America Auto Trust(a)                   5.73          1/20/2013                7,426
    5,000   Bank of America Auto Trust(a)                   3.52          6/15/2016                5,259

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   2,500   Bank of America Auto Trust(a)                   3.03%        10/15/2016           $    2,605
    4,000   Bank of America Credit Card Trust               4.72          5/15/2013                4,064
    3,000   Bank of America Credit Card Trust               0.63(b)       6/15/2014                2,939
    2,500   Bank of America Securities Auto Trust(a)        2.13          9/15/2013                2,538
    5,000   Bank One Issuance Trust                         4.77          2/16/2016                5,342
    5,000   Bank One Issuance Trust                         1.14(b)       2/15/2017                4,892
    2,000   Cabela's Credit Card Master Note Trust(a)       5.26         10/15/2014                2,092
    1,275   Capital One Auto Finance Trust                  0.37(b)       5/15/2013                1,267
      750   Capital One Auto Finance Trust                  0.37(b)       4/15/2014                  745
    3,637   Capital One Multi-Asset Execution Trust         6.00          8/15/2013                3,669
    3,000   Capital One Multi-Asset Execution Trust         3.20          4/15/2014                3,065
    2,020   Capital One Multi-Asset Execution Trust         0.64(b)       6/16/2014                1,990
    6,000   Carmax Auto Owner Trust                         1.74          4/15/2014                6,079
      355   Caterpillar Financial Asset Trust               5.34          6/25/2012                  357
    1,204   Caterpillar Financial Asset Trust               4.94          4/25/2014                1,225
    2,506   CenterPoint Energy Transition Bond Co.
              III, LLC                                      4.19          2/01/2020                2,731
    4,703   Centre Point Funding, LLC(a)                    5.43          7/20/2016                4,926
    1,241   Chase Funding Mortgage Loan                     4.11          8/25/2030                1,227
    2,275   Chase Issuance Trust                            2.40          6/17/2013                2,311
    1,575   CIT Equipment Collateral                        2.20          6/15/2011                1,578
    5,000   CIT Equipment Collateral(a)                     2.41          5/15/2013                5,050
    2,000   CIT Equipment Collateral(a)                     3.88          9/16/2013                2,035
    1,000   CIT Equipment Collateral                        3.07          8/15/2016                1,012
    5,000   Citi Financial Auto Issuance Trust(a)           2.59         10/15/2013                5,078
    5,000   Citi Financial Auto Issuance Trust(a)           3.15          8/15/2016                5,142
    1,300   Citibank Credit Card Issuance Trust             6.95          2/18/2014                1,392
    4,000   Citibank Credit Card Issuance Trust             4.40          6/20/2014                4,258
    8,000   Citibank Credit Card Issuance Trust             6.30          6/20/2014                8,572
    1,784   CNH Equipment Trust                             5.28         11/15/2012                1,834
   13,932   CPS Auto Receivables Trust (INS)                6.48          7/15/2013               14,354
   10,000   Credit Acceptance Auto Loan Trust(a)            3.96         11/15/2016               10,214
    1,129   Credit-Based Asset Servicing and Securities     0.48          3/25/2046                1,100
    1,042   E*Trade RV and Marine Trust                     3.62         10/08/2018                1,045
    3,000   Fifth Third Auto Trust                          4.81          1/15/2013                3,086
    2,000   Ford Credit Auto Owner Trust                    2.09(b)       4/15/2013                2,039
    3,000   Ford Credit Auto Owner Trust                    2.98          8/15/2014                3,127
    4,000   Ford Credit Auto Owner Trust                    2.42         11/15/2014                4,121
    2,216   GE Capital Commercial Mortgage Corp.            4.87          7/10/2039                2,245
    5,000   GE Capital Credit Card Master Note Trust        2.21          6/15/2016                5,066
    3,000   GE Capital Credit Card Master Note Trust        2.54          9/15/2014                3,053
    1,000   GE Capital Credit Card Master Note Trust        0.38(b)       3/15/2015                  987
    5,000   GE Capital Credit Card Master Note Trust(a)     5.39         11/15/2017                5,215
      356   GE Equipment Midticket, LLC                     0.37(b)      10/15/2012                  356
    3,416   GE Equipment Midticket, LLC                     0.49(b)       9/15/2017                3,364

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   5,000   GE Equipment Midticket, LLC                     3.13%        11/16/2020           $    5,174
    5,000   GE Equipment Small Ticket, LLC(a)               1.92          7/15/2016                5,040
    3,333   Hertz Vehicle Financing, LLC(a)                 5.08         11/25/2011                3,357
      667   Hertz Vehicle Financing, LLC(a)                 5.08         11/25/2011                  671
    5,000   Hertz Vehicle Financing, LLC(a)                 4.26          3/25/2014                5,241
    5,000   Hertz Vehicle Financing, LLC(a)                 4.94          3/25/2016                5,074
   10,000   Honda Auto Receivables Owner Trust              1.34          3/18/2014               10,091
    1,725   Honda Auto Receivables Owner Trust              5.57         11/21/2013                1,764
    3,000   Honda Auto Receivables Owner Trust              4.43          7/15/2015                3,183
    1,575   HSBC Automotive Trust                           5.33         11/17/2013                1,612
    1,475   Huntington Auto Trust(a)                        4.81          4/16/2012                1,493
    2,830   Huntington Auto Trust                           3.94          6/17/2013                2,887
    3,000   Huntington Auto Trust(a)                        5.73          1/15/2014                3,225
    4,000   Hyundai Auto Receivables Trust                  2.03          8/15/2013                4,065
    2,000   Hyundai Auto Receivables Trust                  5.48         11/17/2014                2,169
    5,000   Iowa Student Loan Liquidity Corp.               0.89          9/25/2037                3,847
    5,000   John Deere Owner Trust                          1.57         10/15/2013                5,047
    2,530   John Deere Owner Trust                          5.07          4/15/2014                2,543
    5,000   John Deere Owner Trust                          3.96          5/16/2016                5,273
    1,385   Long Beach Acceptance Auto Receivables Trust    5.50          5/15/2013                1,395
    2,000   MBNA Master Credit Card Note Trust              6.80          7/15/2014                2,138
    7,000   MMAF Equipment Finance, LLC(a)                  2.37         11/15/2013                7,054
    3,000   MMAF Equipment Finance, LLC(a)                  3.51          1/15/2030                3,093
    5,000   Nissan Auto Receivables Owner Trust             4.28          6/16/2014                5,176
    5,000   Nissan Auto Receivables Owner Trust             5.05         11/17/2014                5,343
    5,844   Prestige Auto Receivables Trust "A"(a)          5.67          4/15/2017                5,845
   10,500   Rental Car Finance Corp.(a)                     0.47          7/25/2013                9,814
    5,000   Santander Drive Auto Receivable Trust           1.84         11/17/2014                5,048
   12,500   Santander Drive Auto Receivable Trust           2.43          5/15/2017               12,703
    2,500   SLM Student Loan Trust                          0.90(b)      12/15/2023                2,222
    6,278   SLM Student Loan Trust                          0.88(b)       1/27/2025                5,430
    1,250   SLM Student Loan Trust                          0.70(b)      10/27/2025                1,018
    1,783   SLM Student Loan Trust                          1.05(b)      10/25/2038                1,551
   14,000   Toyota Auto Receivables Owner Trust             1.86          5/16/2016               14,161
    3,000   Volkswagen Auto Loan Enhanced Trust             6.24          7/20/2015                3,334
    5,000   Volvo Financial Equipment LLC(a)                1.56          6/17/2013                5,027
    2,265   Volvo Financial Equipment LLC(a)                2.99          5/15/2017                2,293
    1,390   Wachovia Auto Owner Trust                       4.81          9/20/2012                1,415
    1,156   Wachovia Auto Owner Trust                       5.49          4/22/2013                1,190
    5,000   Wachovia Auto Owner Trust                       5.35          3/20/2014                5,331
                                                                                              ----------
            Total Financials                                                                     374,668
                                                                                              ----------
            Total Asset-Backed Securities (cost: $362,006)                                       374,668
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE SECURITIES (23.3%)

            FINANCIALS (23.3%)
            ------------------

            COMMERCIAL MORTGAGE-BACKED SECURITIES (22.9%)
$   3,000   Banc of America Commercial Mortgage, Inc.       6.02%         2/10/2051           $    3,152
    1,064   Banc of America Commercial Mortgage, Inc.       6.33          5/11/2035                1,083
    2,000   Banc of America Commercial Mortgage, Inc.       4.65          9/11/2036                2,072
    6,103   Banc of America Commercial Mortgage, Inc.       4.05         11/10/2038                6,156
    2,370   Banc of America Commercial Mortgage, Inc.       5.59          6/10/2039                2,532
    6,025   Banc of America Commercial Mortgage, Inc.       4.56         11/10/2041                6,089
    1,000   Banc of America Commercial Mortgage, Inc.       4.94         11/10/2041                1,052
    5,000   Banc of America Commercial Mortgage, Inc.       4.50          7/10/2042                5,053
    5,100   Banc of America Commercial Mortgage, Inc.       5.22         11/10/2042                5,396
    2,555   Banc of America Commercial Mortgage, Inc.       4.16         12/10/2042                2,558
    2,960   Banc of America Commercial Mortgage, Inc.       4.51         12/10/2042                3,061
    3,091   Banc of America Commercial Mortgage, Inc.       4.50          7/10/2043                3,147
    1,000   Banc of America Commercial Mortgage, Inc.       4.62          7/10/2043                1,032
    5,415   Banc of America Commercial Mortgage, Inc.       4.78          7/10/2043                5,593
    1,225   Banc of America Commercial Mortgage, Inc.       5.09          7/10/2043                1,300
    1,301   Banc of America Commercial Mortgage, Inc.       4.76          7/10/2045                1,346
    3,000   Banc of America Commercial Mortgage, Inc.       5.35          7/10/2045                3,143
    5,000   Banc of America Commercial Mortgage, Inc.       5.12         10/10/2045                5,352
    2,000   Banc of America Commercial Mortgage, Inc.       5.52          7/10/2046                2,035
    1,500   Banc of America Commercial Mortgage, Inc.       5.17          9/10/2047                1,503
    6,300   Banc of America Commercial Mortgage, Inc.       5.32          9/10/2047                6,538
    3,935   Banc of America Commercial Mortgage, Inc.       5.35          9/10/2047                4,271
      775   Bear Stearns Commercial Mortgage Securities,
              Inc.                                          5.04         12/11/2038                  785
    5,866   Bear Stearns Commercial Mortgage Securities,
              Inc.                                          4.24          8/13/2039                6,108
    1,428   Bear Stearns Commercial Mortgage Securities,
              Inc.                                          4.00          3/13/2040                1,451
    4,442   Bear Stearns Commercial Mortgage Securities,
              Inc.                                          4.95          2/11/2041                4,577
    3,000   Chase Commercial Mortgage Securities Corp.      7.73          1/15/2032                3,002
    1,226   Chase Commercial Mortgage Securities Corp.      7.32         10/15/2032                1,227
    4,910   Citigroup Commercial Mortgage Trust             5.25          4/15/2040                5,088
    2,050   Citigroup Commercial Mortgage Trust             4.38         10/15/2041                2,067
    1,750   Citigroup Commercial Mortgage Trust             5.38         10/15/2049                1,819
   15,000   Citigroup Commercial Mortgage Trust(a)          4.52          9/20/2051               15,627
    5,000   Commercial Mortgage                             4.98          5/10/2043                5,368
      471   Commercial Mortgage Asset Trust                 6.64          1/17/2032                  472
    1,000   Commercial Mortgage Asset Trust                 7.64         11/17/2032                  994
    1,168   Commercial Mortgage Asset Trust                 4.63          5/10/2043                1,174
    2,000   Commercial Mortgage Trust                       4.58         10/15/2037                2,018
    1,994   Commercial Mortgage Trust(a)                    5.65          3/03/2041                1,743
    3,000   Commercial Mortgage Trust                       5.12          6/10/2044                3,214
    5,100   Commercial Mortgage Trust                       5.22          7/15/2044                5,247

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   3,000   Credit Suisse Commercial Mortgage Trust         5.82%         6/15/2038           $    3,213
    1,370   Credit Suisse First Boston Mortgage
              Securities Corp.                              6.51          2/15/2034                1,391
    3,422   Credit Suisse First Boston Mortgage
              Securities Corp.                              5.42          5/15/2036                3,647
    4,000   Credit Suisse First Boston Mortgage
              Securities Corp.                              5.11          7/15/2036                4,283
    4,039   Credit Suisse First Boston Mortgage
              Securities Corp.                              4.51          7/15/2037                4,063
    1,447   Credit Suisse First Boston Mortgage
              Securities Corp.                              4.18         11/15/2037                1,470
       84   Credit Suisse First Boston Mortgage
              Securities Corp.                              3.38          5/15/2038                   84
    8,320   Credit Suisse First Boston Mortgage
              Securities Corp.                              5.10          8/15/2038                8,884
      214   Credit Suisse First Boston Mortgage
              Securities Corp.                              3.88         10/15/2039                  214
    2,768   Credit Suisse First Boston Mortgage
              Securities Corp.                              5.21         12/15/2040                2,769
    1,341   Deutsche Mortgage & Asset Receiving Corp.       7.50          6/15/2031                1,434
    2,921   First Union National Bank Commercial
              Mortgage Trust                                6.22         12/12/2033                3,046
      258   G-Force, LLC(a)                                 4.39          8/22/2036                  231
       16   GE Commercial Mortgage Corp.                    4.17          7/10/2037                   16
      673   GE Commercial Mortgage Corp.                    4.86          7/10/2045                  673
    3,453   GE Commercial Mortgage Corp.                    5.31         11/10/2045                3,448
    1,800   GE Commercial Mortgage Corp.                    5.52         11/10/2045                1,871
    3,224   GE Commercial Mortgage Corp.                    4.35          6/10/2048                3,279
    2,726   GMAC Commercial Mortgage Securities, Inc.       7.53          9/15/2033                2,667
    2,000   GMAC Commercial Mortgage Securities, Inc.       6.50          5/15/2035                2,097
    1,434   GMAC Commercial Mortgage Securities, Inc.       6.96          9/15/2035                1,439
    2,259   GMAC Commercial Mortgage Securities, Inc.       4.65          4/10/2040                2,296
    2,000   GMAC Commercial Mortgage Securities, Inc.       4.75          5/10/2043                1,944
    6,650   Greenwich Capital Commercial Funding Corp.      5.32          6/10/2036                7,173
    4,699   Greenwich Capital Commercial Funding Corp.      5.12          4/10/2037                4,758
    3,790   Greenwich Capital Commercial Funding Corp.      4.31          8/10/2042                3,853
    2,160   Greenwich Capital Commercial Funding Corp.      4.80          8/10/2042                2,265
      971   GS Mortgage Securities Corp. II(a)              6.04          8/15/2018                  997
    3,571   GS Mortgage Securities Corp. II                 4.96          8/10/2038                3,718
    2,773   GS Mortgage Securities Corp. II(a)              4.48          7/10/2039                2,796
    4,100   GS Mortgage Securities Corp. II                 4.61          7/10/2039                4,150
    2,349   GS Mortgage Securities Corp. II                 4.30          1/10/2040                2,406
       83   J.P. Morgan Chase Commercial Mortgage
              Securities Corp                               4.85          8/15/2042                   83
    3,765   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              4.90          1/12/2037                4,008
    5,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.20          8/12/2037                5,208
    5,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              4.82          9/12/2037                5,060
    3,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              4.70          7/15/2042                3,107
    4,200   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              4.87         10/15/2042                4,285

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   2,130   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.28%         1/12/2043           $    2,268
    2,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.49          4/15/2043                2,149
    6,371   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.(c)                           5.79          6/12/2043                6,811
    2,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.81          6/12/2043                2,120
      960   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.20         12/15/2044                  996
    2,725   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.22         12/15/2044                2,887
    2,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.87          4/15/2045                2,171
    3,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.52          5/12/2045                3,232
    3,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              5.37          5/15/2045                3,211
    4,229   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              4.63          3/15/2046                4,390
    1,725   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                              4.87          3/15/2046                1,812
    2,000   LB-UBS Commercial Mortgage Trust(a)             6.83          7/14/2016                2,041
      698   LB-UBS Commercial Mortgage Trust                4.56          9/15/2026                  716
    2,270   LB-UBS Commercial Mortgage Trust                4.56          9/15/2027                2,286
    2,070   LB-UBS Commercial Mortgage Trust                3.97          3/15/2029                2,121
    6,000   LB-UBS Commercial Mortgage Trust                5.11          6/15/2029                6,263
    3,000   LB-UBS Commercial Mortgage Trust                4.55          8/15/2029                3,024
    4,000   LB-UBS Commercial Mortgage Trust                4.58          8/15/2029                4,068
    3,905   LB-UBS Commercial Mortgage Trust                4.63         10/15/2029                4,038
    5,400   LB-UBS Commercial Mortgage Trust                4.51         12/15/2029                5,411
    2,247   LB-UBS Commercial Mortgage Trust                4.82          4/15/2030                2,257
    2,000   LB-UBS Commercial Mortgage Trust                5.00          4/15/2030                2,031
    4,940   LB-UBS Commercial Mortgage Trust                4.65          7/15/2030                5,052
    5,830   LB-UBS Commercial Mortgage Trust                4.95          9/15/2030                6,251
    4,955   LB-UBS Commercial Mortgage Trust                5.10         11/15/2030                4,971
    3,000   LB-UBS Commercial Mortgage Trust                5.87          6/15/2032                3,053
    5,000   LB-UBS Commercial Mortgage Trust                4.69          7/15/2032                5,337
    3,718   LB-UBS Commercial Mortgage Trust                4.37          3/15/2036                3,766
    3,067   Merrill Lynch Mortgage Trust                    4.17          8/12/2039                3,139
    1,676   Merrill Lynch Mortgage Trust                    4.35          2/12/2042                1,683
    1,265   Merrill Lynch Mortgage Trust                    4.81          9/12/2042                1,285
      879   Merrill Lynch Mortgage Trust                    4.56          6/12/2043                  901

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE           MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$   3,000   Merrill Lynch-Countrywide Commercial
              Mortgage Trust                                5.38%         7/12/2046           $    3,202
    3,000   Morgan Stanley Capital I, Inc.                  5.40          6/15/2038                3,233
    5,310   Morgan Stanley Capital I, Inc.                  4.90          6/15/2040                5,421
    5,000   Morgan Stanley Capital I, Inc.                  4.97         12/15/2041                5,365
    2,620   Morgan Stanley Capital I, Inc.                  5.28         12/15/2043                2,671
      340   Morgan Stanley Capital I, Inc.                  4.73          6/12/2047                  333
    2,672   Morgan Stanley Dean Witter Capital I, Inc.      7.49          2/23/2034                2,834
    2,627   Morgan Stanley Dean Witter Capital I, Inc.      6.51          4/15/2034                2,732
    6,650   Morgan Stanley Dean Witter Capital I, Inc.      5.98          1/15/2039                7,030
      827   Morgan Stanley Dean Witter Capital I, Inc.(a)   5.13          5/24/2043                  786
    2,000   Morgan Stanley Dean Witter Capital I, Inc.      4.54          7/15/2056                2,062
    2,000   Mortgage Capital Funding, Inc.                  7.07          6/18/2030                2,004
    1,680   PNC Mortgage Acceptance Corp.                   7.50         10/12/2033                1,680
    2,000   Prudential Securities Secured Financing Corp.   6.76          6/16/2031                2,020
    1,857   Salomon Brothers Mortgage Securities VII, Inc.  4.47          3/18/2036                1,924
    2,572   Structured Asset Securities Corp.               7.15         10/12/2034                2,636
      158   Trizechahn Office Properties Trust(a)           6.09          5/15/2016                  160
    4,404   Wachovia Bank Commercial Mortgage Trust         5.00          7/15/2041                4,444
    2,548   Wachovia Bank Commercial Mortgage Trust         4.78          3/15/2042                2,573
    1,974   Wachovia Bank Commercial Mortgage Trust         4.66          4/15/2042                1,978
      685   Wachovia Bank Commercial Mortgage Trust         5.24          7/15/2042                  686
    1,417   Wachovia Bank Commercial Mortgage Trust         5.68          5/15/2043                1,433
    2,000   Wachovia Bank Commercial Mortgage Trust         5.17         10/15/2044                2,074
    2,918   Wachovia Bank Commercial Mortgage Trust         5.42          1/15/2045                2,937
    5,000   Wachovia Bank Commercial Mortgage Trust         5.62          7/15/2045                5,130
    7,000   Wachovia Bank Commercial Mortgage Trust         5.50         10/15/2048                7,121
                                                                                              ----------
                                                                                                 419,981
                                                                                              ----------
            ESCROWED BONDS (0.2%)
      790   GS Mortgage Securities Corp. II(a)              6.21          2/14/2016                  810
    3,000   GS Mortgage Securities Corp. II(a)              6.77          5/03/2018                3,088
                                                                                              ----------
                                                                                                   3,898
                                                                                              ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
   36,296   Credit Suisse First Boston Mortgage
              Securities Corp., acquired 2/26/2004
              and 8/30/2004; cost $1,624(a),(g)             0.96          1/15/2037                 234
   35,852   J.P. Morgan Chase Commercial Mortgage
              Securities Corp., acquired 8/05/2009;
              cost $466(a),(g)                              0.70          1/12/2037                 294
   53,083   LB-UBS Commercial Mortgage Trust,
              acquired 8/05/2009; cost $807(a),(g)          1.05          3/15/2036                 384
  130,064   LB-UBS Commercial Mortgage Trust,
              acquired 7/10/2009; cost $1,687(a),(g)        0.74         10/15/2036               1,148

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$  49,559   Morgan Stanley Capital I, Inc.,
              acquired 5/09/2008; cost $1,175(a),(g)        0.87%         4/15/2038           $      488
   48,060   Morgan Stanley Capital I, Inc.,
              acquired 5/09/2008; cost $1,265(a),(g)        1.12          1/13/2041                  908
                                                                                              ----------
                                                                                                   3,456
                                                                                              ----------
            Total Financials                                                                     427,335
                                                                                              ----------
            Total Commercial Mortgage Securities
              (cost: $416,645)                                                                   427,335
                                                                                              ----------
            U.S. GOVERNMENT AGENCY ISSUES (13.5%)(d)

            COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
    2,000   Freddie Mac(+)                                  4.50          1/15/2029                2,102
                                                                                              ----------
            DEBENTURES (0.5%)
    5,000   Fannie Mae(+)(c)                                1.38          4/28/2011                5,040
    4,000   Fannie Mae(+)                                   1.88          4/20/2012                4,091
                                                                                              ----------
                                                                                                   9,131
                                                                                              ----------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (5.2%)
    7,151   Fannie Mae(+)                                   4.50          5/01/2023                7,596
    3,440   Fannie Mae(+)                                   4.50          2/01/2024                3,652
    2,654   Fannie Mae(+)                                   5.00         12/01/2021                2,843
    6,410   Fannie Mae(+)                                   5.00          6/01/2023                6,855
    3,075   Fannie Mae(+)                                   5.00          9/01/2023                3,289
   12,983   Fannie Mae(+)                                   5.00          2/01/2024               13,886
    3,744   Fannie Mae(+)                                   5.50         12/01/2020                4,068
    2,969   Fannie Mae(+)                                   5.50          2/01/2023                3,215
    8,145   Fannie Mae(+)                                   5.50          6/01/2023                8,820
    3,711   Fannie Mae(+)                                   5.50          9/01/2023                4,019
    7,271   Fannie Mae(+)                                   5.50          6/01/2024                7,874
    4,344   Fannie Mae(+)                                   6.00         10/01/2022                4,729
    2,987   Fannie Mae(+)                                   6.00          1/01/2023                3,251
    5,505   Fannie Mae(+)                                   6.00          1/01/2023                5,993
    3,446   Fannie Mae(+)                                   6.00          7/01/2023                3,745
    2,696   Freddie Mac(+)                                  2.67(b)       4/01/2035                2,816
    2,587   Freddie Mac(+)                                  5.00          5/01/2020                2,781
    1,508   Freddie Mac(+)                                  5.00          9/01/2020                1,621
      806   Freddie Mac(+)                                  5.50         11/01/2018                  872
    2,450   Freddie Mac(+)                                  5.50          4/01/2021                2,649
                                                                                              ----------
                                                                                                  94,574
                                                                                              ----------
            OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (7.7%)(h)
    2,000   Bank of America Corp. (INS)                     3.13          6/15/2012                2,092
    3,000   Citbank, N.A. (INS)                             1.63          3/30/2011                3,028
   10,000   Citibank N.A. (INS)                             1.25         11/15/2011               10,092

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
$   5,000   Citibank, N.A.                                  1.75%        12/28/2012           $    5,110
    5,000   Citigroup Funding, Inc.                         1.88         10/22/2012                5,119
   10,000   Citigroup, Inc.                                 2.13          4/30/2012               10,256
   20,000   Citigroup Funding, Inc. (INS)                   1.88         11/15/2012               20,474
   10,000   Citigroup Funding, Inc.                         2.00          3/30/2012               10,215
    3,000   Citigroup, Inc. (INS)                           0.39(b)       5/07/2012                3,009
    3,000   Citigroup, Inc. (INS)                           1.38          5/05/2011                3,025
   13,000   General Electric Capital Corp.                  2.13         12/21/2012               13,398
   17,000   General Electric Capital Corp.                  2.25          3/12/2012               17,447
   10,000   GMAC, Inc. (INS)                                1.75         10/30/2012               10,219
    1,000   MetLife, Inc., (INS)                            0.85(b)       6/29/2012                1,007
    2,000   PNC Funding Corp. (INS)                         0.73(b)       4/01/2012                2,012
    5,000   PNC Funding Corp. (INS)                         0.82(b)       6/22/2011                5,021
    2,000   Sovereign Bank (INS)                            2.75          1/17/2012                2,062
    3,000   State Street Corp. (INS)                        1.85          3/15/2011                3,030
   15,000   Western Corp. Federal Credit Union (INS)        1.75         11/02/2012               15,319
                                                                                              ----------
                                                                                                 141,935
                                                                                              ----------
            Total U.S. Government Agency Issues
              (cost: $239,720)                                                                   247,742
                                                                                              ----------
            MUNICIPAL BONDS (4.6%)

            AIRPORT/PORT (0.5%)
      880   Cleveland (INS)                                 5.24          1/01/2017                  905
    2,745   College Park Georgia (INS)                      5.66          1/01/2012                2,837
    5,855   College Park Georgia (INS)                      5.73          1/01/2014                6,103
                                                                                              ----------
                                                                                                   9,845
                                                                                              ----------
            APPROPRIATED DEBT (0.2%)
    1,000   Pennsylvania Commonwealth Finance Auth.         3.38          6/01/2013                1,029
    2,000   Pennsylvania Commonwealth Finance Auth.         4.18          6/01/2015                2,102
      785   Reeves County (INS)                             5.75          3/01/2012                  785
                                                                                              ----------
                                                                                                   3,916
                                                                                              ----------
            BUILDINGS (0.2%)
    3,000   Rhode Island EDC                                3.78          5/15/2012                3,086
                                                                                              ----------
            COMMUNITY SERVICE (0.1%)
    1,500   American National Red Cross                     5.36         11/15/2011                1,535
                                                                                              ----------
            EDUCATION (0.5%)
    3,000   George Washington University                    3.29          9/15/2014                3,060
    5,000   New Jersey Economic Dev. Auth.                  1.48(b)       6/15/2013                5,006
    2,000   New York Institute of Technology                3.68          3/01/2012                2,013
                                                                                              ----------
            Total Education                                                                       10,079
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.7%)
$   2,000   Air Quality Dev. Auth.                          4.75%         8/01/2029(j)        $    2,114
    2,000   American Municipal Power, Inc.                  3.62          2/15/2013                2,058
    3,000   American Municipal Power, Inc.                  3.82          2/15/2014                3,096
    3,000   Coconino County                                 3.63(b)      10/01/2029(j)             3,016
    2,000   Maricopa County                                 5.50          5/01/2029(j)             2,083
      820   Mississippi Dev. Bank (INS)                     5.24          7/01/2011                  846
                                                                                              ----------
                                                                                                  13,213
                                                                                              ----------
            ELECTRIC/GAS UTILITIES (0.1%)
    1,750   Energy Northwest                                5.23          7/01/2011                1,822
      700   Pedernales Electric Cooperative, Inc. (INS)(a)  4.09         11/15/2012                  710
                                                                                              ----------
                                                                                                   2,532
                                                                                              ----------
            ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    5,000   California Statewide Communities Dev. Auth.     1.88          4/01/2011                5,004
    2,000   Gloucester County                               3.38(b)      12/01/2029(j)             2,027
    5,000   Miami Dade County                               1.80          9/01/2027                5,000
                                                                                              ----------
                                                                                                  12,031
                                                                                              ----------
            GENERAL OBLIGATION (0.2%)
    2,000   California                                      5.65          4/01/2039(j)             2,127
    2,430   Chippewa Valley Schools                         3.65          5/01/2015                2,493
                                                                                              ----------
                                                                                                   4,620
                                                                                              ----------
            MISCELLANEOUS (0.3%)
    5,000   California Statewide Communities Dev. Auth.     5.00          6/15/2013                5,489
                                                                                              ----------
            NURSING/CCRC (0.1%)
    1,925   Waco Health Facilities Dev. Corp. (INS)         5.27          2/01/2016                2,043
                                                                                              ----------
            SALES TAX (0.3%)
    5,000   Louisiana                                       3.00(b)       5/01/2043(j)             5,033
                                                                                              ----------
            SPECIAL ASSESSMENT/TAX/FEE (0.7%)
      710   City and County of San Francisco Redevelopment
              Financing Auth. (INS)                         5.62          8/01/2016                  737
      500   Metropolitan Nashville Airport Auth. (INS)      2.25          7/01/2012                  501
      500   Metropolitan Nashville Airport Auth. (INS)      3.73          7/01/2014                  511
    5,705   New York City Transitional Finance Auth.        3.06          5/01/2015                5,812
    1,000   New York State Housing Finance Agency           5.19          9/15/2011                1,053
    3,500   Regional Transitional Auth.                     2.84          7/01/2012                3,508
                                                                                              ----------
                                                                                                  12,122
                                                                                              ----------
            Total Municipal Bonds (cost: $83,745)                                                 85,544
                                                                                              ----------

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                     COUPON                                  VALUE
(000)       SECURITY                                        RATE          MATURITY                 (000)
--------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (1.2%)

            VARIABLE-RATE DEMAND NOTES (0.3%)

            UTILITIES (0.3%)
            ----------------
            MULTI-UTILITIES (0.3%)
$   5,000   Sempra Energy(a),(k)                            0.82%       11/01/2014            $    5,000
                                                                                              ----------


--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (0.9%)
16,452,529  State Street Institutional Liquid Reserve Fund, 0.27%(i)                              16,453
                                                                                              ----------
            Total Money Market Instruments (cost: $21,453)                                        21,453
                                                                                              ----------

            TOTAL INVESTMENTS (COST: $1,772,051)                                              $1,829,993
                                                                                              ==========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                     $     -          $  548,493             $-      $  548,493
  Eurodollar and Yankee Obligations               -             124,758              -         124,758
  Asset-Backed Securities                         -             374,668              -         374,668
  Commercial Mortgage Securities                  -             427,335              -         427,335
  U.S. Government Agency Issues                   -             247,742              -         247,742
  Municipal Bonds                                 -              85,544              -          85,544
Money Market Instruments:
  Variable-Rate Demand Notes                      -               5,000              -           5,000
  Money Market Funds                         16,453                   -              -          16,453
------------------------------------------------------------------------------------------------------
Total                                       $16,453          $1,813,540             $-      $1,829,993
------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
($ IN 000s)                                              ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Balance as of July 31, 2009                                              $ 1,008
Net realized gain (loss)                                                     (18)
Change in net unrealized appreciation/depreciation                            18
Net purchases (sales)                                                          -
Transfers in Transfers out                                                (1,008)
--------------------------------------------------------------------------------
Balance as of July 31, 2010                                              $     -
--------------------------------------------------------------------------------

For the period of February 1, 2010* through July 31, 2010, there were no significant transfers of securities between Levels 1 and 2. An asset-backed security with a value of $1,008,000 was transferred from Level 3 to Level 2 due to the availability of significant observable valuation inputs once the security began actively trading. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

* This disclosure was effective for financial statements for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

   INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

   VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   EDC     Economic Development Corp.

   REIT    Real estate investment trust

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)    Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Municipal Corp., Federal Deposit Insurance Corp., Financial Guaranty Insurance Co., MBIA

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

           Insurance Corp., or National Public Finance Guarantee Corp. Although Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from Denmark Government.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (b) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2010.

   (c) At July 31, 2010, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (d) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

       agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

   (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (f) At July 31, 2010, the aggregate market value of securities purchased on a when-issued basis was $3,023,000.

   (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2010, was $3,456,000, which represented 0.2% of the Fund's net assets.

   (h) Other U.S. government guaranteed securities -- The FDIC Temporary Liquidity Guarantee Program provides a guarantee of payment of principal and interest on certain newly issued senior unsecured debt through the program's expiration date on December 31, 2012. The guarantee carries the full faith and credit of the U.S. government.

   (i) Rate represents the money market fund annualized seven-day yield at July 31, 2010.

   (j) Put bond-provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   (k) Security was fair valued at July 31, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,772,051)              $1,829,993
   Receivables:
      Capital shares sold                                                            5,138
      USAA Transfer Agency Company (Note 6D)                                             1
      Interest                                                                      12,243
      Securities sold                                                                  135
   Variation margin on futures contracts                                               434
                                                                                ----------
         Total assets                                                            1,847,944
                                                                                ----------
LIABILITIES
   Payables:
      Securities purchased                                                           7,778
      Capital shares redeemed                                                        1,564
      Dividends on capital shares                                                      205
   Accrued management fees                                                             415
   Accrued transfer agent's fees                                                       115
   Other accrued expenses and payables                                                 140
                                                                                ----------
         Total liabilities                                                          10,217
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,837,727
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,824,660
   Accumulated net realized loss on investments                                    (44,875)
   Net unrealized appreciation of investments                                       57,942
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,837,727
                                                                                ==========
   Net asset value, redemption price, and offering price per share:

      Fund Shares (net assets of $1,767,213/191,849 shares outstanding)         $     9.21
                                                                                ==========
      Institutional Shares (net assets of $70,514/7,655 shares outstanding)     $     9.21
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $59,558
                                                                         -------
EXPENSES
   Management fees                                                         3,787
   Administration and servicing fees:
      Fund Shares                                                          2,018
      Institutional Shares                                                    25
   Transfer agent's fees:
      Fund Shares                                                          2,198
      Institutional Shares                                                    25
   Custody and accounting fees:
      Fund Shares                                                            221
      Institutional Shares                                                     8
   Postage:
      Fund Shares                                                             99
   Shareholder reporting fees:
      Fund Shares                                                             61
   Trustees' fees                                                             10
   Registration fees:
      Fund Shares                                                            113
      Institutional Shares                                                     2
   Professional fees                                                         117
   Other                                                                      24
                                                                         -------
         Total expenses                                                    8,708
   Transfer agent's fees reimbursed (Note 6D):
      Fund Shares                                                           (128)
                                                                         -------
            Net expenses                                                   8,580
                                                                         -------
NET INVESTMENT INCOME                                                     50,978
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
   Unaffiliated transactions                                                 950
   Affiliated transactions (Note 8)                                         (447)
   Change in net unrealized appreciation/depreciation                     44,704
                                                                         -------
            Net realized and unrealized gain                              45,207
                                                                         -------
   Increase in net assets resulting from operations                      $96,185
                                                                         =======

See accompanying notes to financial statements.

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                  2010          2009
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                    $   50,978      $ 35,944
   Net realized gain (loss) on investments                         503        (2,976)
   Change in net unrealized appreciation/depreciation
      of investments                                            44,704        18,207
                                                            ------------------------
      Increase in net assets resulting from operations          96,185        51,175
                                                            ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                              (49,031)      (35,289)
      Institutional Shares*                                     (1,947)         (655)
                                                            ------------------------
      Distributions to shareholders                            (50,978)      (35,944)
                                                            ------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                 821,048       236,744
   Institutional Shares*                                        42,761        25,336
                                                            ------------------------
      Total net increase in net assets from capital
         share transactions                                    863,809       262,080
                                                            ------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6D):
      Fund Shares                                                    1             1
                                                            ------------------------
   Net increase in net assets                                  909,017       277,312
                                                            ------------------------
NET ASSETS
   Beginning of year                                           928,710       651,398
                                                            ------------------------
   End of year                                              $1,837,727      $928,710
                                                            ========================

* Institutional Shares were initiated August 1, 2008.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Short-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is high current income consistent with preservation of principal.

The Fund has two classes of shares: Short-Term Bond Fund Shares (Fund Shares) and Short-Term Bond Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Investments in open-end investment companies, hedge, or other funds, other than exchange-traded funds, are valued at their net asset value
       (NAV) at the end of each business day.

   3. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

       the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include all long-term debt securities, which are valued based on methods discussed in
   Note 1A1, and variable rate demand notes which are valued at amortized cost.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2010, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $2,998,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, these custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $6,000, which represents 3.0% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2010.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for the expiration of capital loss carryovers resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital and decrease accumulated net realized loss on investments by $2,084,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2010, and 2009, was as follows:

                                                   2010           2009
                                               ---------------------------
Ordinary income*                               $50,978,000     $35,944,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    205,000
Accumulated capital and other losses                                (44,875,000)
Unrealized appreciation                                              57,942,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2010, the Fund had a capital loss carryovers of $2,084,000 which expired. At July 31, 2010, the Fund had a current post-October capital loss of $386,000 and capital loss carryovers of $44,489,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2011 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

        CAPITAL LOSS CARRYOVERS
----------------------------------------
 EXPIRES                       BALANCE
-------------                -----------
   2011                      $39,474,000
   2012                        1,083,000
   2014                        1,383,000
   2015                          461,000
   2017                        1,275,000
   2018                          813,000
                             -----------
                    Total    $44,489,000
                             ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $1,215,057,000 and $338,743,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $1,772,051,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2010, for federal income tax purposes, were $60,719,000 and $2,777,000, respectively, resulting in net unrealized appreciation of $57,942,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2010, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                         YEAR ENDED             YEAR ENDED
                                         7/31/2010              7/31/2009
-------------------------------------------------------------------------------
                                     SHARES     AMOUNT      SHARES     AMOUNT
                                    -------------------------------------------
FUND SHARES:
Shares sold                         131,530    $1,196,121   53,018    $ 453,919
Shares issued from reinvested
 dividends                            5,125        46,672    3,844       32,907
Shares redeemed                     (46,305)     (421,745) (29,298)    (250,082)
                                    -------------------------------------------
Net increase (decrease) from
 capital share transactions          90,350    $  821,048   27,564    $ 236,744
                                    ===========================================
INSTITUTIONAL SHARES
 (INITIATED ON AUGUST 1, 2008):
Shares sold                           5,408    $   49,118    3,347    $  28,755
Shares issued from reinvested
 dividends                              214         1,947       76          655
Shares redeemed                        (909)       (8,304)    (481)      (4,074)
                                    -------------------------------------------
Net increase (decrease) from
 capital share transactions           4,713    $   42,761    2,942    $  25,336
                                    ===========================================

===============================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Short Investment Grade Bond Funds Index over the performance period. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
---------------------------------------------------------------------------
+/- 0.20% to 0.50%               +/- 0.04%
+/- 0.51% to 1.00%               +/- 0.05%
+/- 1.01% and greater            +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $3,787,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $430,000 and $7,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.03% and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2010, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,018,000 and $25,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the Manager $52,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2010, to limit the annual expenses of the Institutional shares to 0.41% of its average annual net assets, before reductions of any expenses paid indirectly and excluding extraordinary expenses, and will reimburse the Institutional Shares for all expenses in excess of that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

   amount. This expense limitation arrangement may not be changed or terminated through December 1, 2010, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2010, the Institutional Shares did not incur any reimbursable expenses.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out of pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out of pocket expenses. For the year ended July 31, 2010, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $2,198,000 and $25,000, respectively. Additionally, for the year ended July 31, 2010, the Fund Shares recorded a receivable and a capital contribution of $1,000 from SAS for adjustments related to corrections to shareholder accounts.

   During the year ended July 31, 2010, SAS reimbursed the Fund Shares $128,000 for corrections in fees paid for the administration and servicing of certain accounts.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2010, the

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

Target Funds owned the following percent of the total outstanding shares of the
Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      1.6%
USAA Target Retirement 2020 Fund                                        2.2

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                           NET REALIZED
                                                           COST TO        GAIN (LOSS) TO
SELLER                          PURCHASER                 PURCHASER           SELLER
--------------------------------------------------------------------------------------------
USAA High-Yield
 Opportunities Fund       USAA Short-Term Bond Fund      $48,654,000        $4,847,000
USAA Intermediate-Term
 Bond Fund                USAA Short-Term Bond Fund       62,502,000         1,828,000
USAA First Start
 Growth Fund              USAA Short-Term Bond Fund        1,014,000            17,000
USAA Balanced
 Strategy Fund            USAA Short-Term Bond Fund        2,157,000            59,000
USAA Short-Term
 Bond Fund                High Yield Opportunities Fund    1,530,000          (447,000)

(9) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements other than noted below.

Effective August 1, 2010, the Fund will offer a new class of shares, Adviser Shares, which are intended for persons purchasing shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                              YEAR ENDED JULY 31,
                                                    ------------------------------------------------------------------
                                                          2010           2009         2008         2007           2006
                                                    ------------------------------------------------------------------
Net asset value at
  beginning of period                               $     8.89       $   8.81     $   8.85     $   8.80       $   8.87
                                                    ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                                    .34            .43          .41          .40            .36
  Net realized and
    unrealized gain (loss)                                 .32            .08         (.04)         .05           (.07)
                                                    ------------------------------------------------------------------
Total from investment
  operations                                               .66            .51          .37          .45            .29
                                                    ------------------------------------------------------------------
Less distributions from:
  Net investment income                                   (.34)          (.43)        (.41)        (.40)          (.36)
                                                    ------------------------------------------------------------------
Net asset value at
  end of period                                     $     9.21       $   8.89     $   8.81     $   8.85       $   8.80
                                                    ==================================================================
Total return (%)*                                         7.52(b)        6.11         4.26         5.18(a)        3.36
Net assets at
  end of period (000)                               $1,767,213       $902,546     $651,398     $515,684       $439,343
Ratios to average
  net assets: **
  Expenses (%)(c)                                          .63(b)         .72          .69          .69(a)         .69
  Net investment income (%)                               3.64           5.04         4.63         4.50           3.94
Portfolio turnover (%)                                      25             31           33           37             51

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2010, average net assets were $1,348,451,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $128,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than .01%. The reimbursement decreased the Fund Shares' expense ratio by .01%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED         PERIOD ENDED
                                                         JULY 31,            JULY 31,
                                                           2010              2009***
                                                        -------------------------------
Net asset value at beginning of period                  $  8.89              $  8.81
                                                        ----------------------------
Income from investment operations:
  Net investment income                                     .36                  .45
  Net realized and unrealized gain                          .32                  .08
                                                        ----------------------------
Total from investment operations                            .68                  .53
                                                        ----------------------------
Less distributions from:
  Net investment income                                    (.36)                (.45)
                                                        ----------------------------
Net asset value at end of period                        $  9.21              $  8.89
                                                        ============================
Total return (%)*                                          7.78                 6.40
Net assets at end of period (000)                       $70,514              $26,164
Ratios to average net assets:**
  Expenses (%)(a)                                           .38                  .39(b)
  Net investment income (%)                                3.84                 5.39(b)
Portfolio turnover (%)                                       25                   31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods less than one year are not annualized.
 ** For the year ended July 31, 2010, average net assets were $50,670,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         FEBRUARY 1, 2010 -
                                      FEBRUARY 1, 2010        JULY 31, 2010           JULY 31, 2010
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,025.70                 $3.16

Hypothetical
 (5% return before expenses)               1,000.00              1,021.67                  3.16

INSTITUTIONAL SHARES
Actual                                     1,000.00              1,027.00                  1.91

Hypothetical
 (5% return before expenses)               1,000.00              1,022.91                  1.91

* Expenses are equal to the annualized expense ratio of 0.63% for Fund Shares and 0.38% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.57% for Fund Shares and 2.70% for Institutional Shares for the six-month period of February 1, 2010, through July 31, 2010.

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund

================================================================================

                                                        ADVISORY AGREEMENT |  67

================================================================================

performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also

================================================================================

                                                        ADVISORY AGREEMENT |  69

================================================================================

noted the level and method of computing the management fee, including the performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2009 and was in the top 10% of its performance universe for the three- and five-year periods ended December 31, 2009.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager. The Trustees also noted the relatively low management fee and total expenses of the Fund as compared to its peer group and peer universe.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  71

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (5) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

76  | USAA SHORT-TERM BOND FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23425-0910                                (C)2010, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2010 and 2009 were $359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    September 30, 2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    September 30, 2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    September 30, 2010
         ------------------------------


*Print the name and title of each signing officer under his or her signature.